IMPORTANT NOTICE YOUR RESPONSE IS NEEDED

OPPENHEIMERFUNDS

6803 South Tucson Way, Centennial, Colorado 80112

June 21, 2013

Dear Shareholder:

On June 21, 2013 Joint Special Meetings of shareholders were held for 49 Oppenheimer Funds. At the meetings, shareholders were asked to vote on several important business initiatives to improve operating efficiencies, provide greater flexibility to respond to future investment opportunities, and to approve the Board of Trustees. The meeting was a success for many Funds; however several Funds will require additional shareholder support in order to gain approval.

The Meeting for the fund(s) noted on the enclosed proxy card(s) has been adjourned to August 2, 2013 to give you additional time to provide your voting instructions.

We apologize for the distraction of the proxy campaign, the numerous mailings sent to you and the calls you may have received in this regard, however, this is an extremely important initiative which requires shareholder approval.

Detailed information about the Joint Special Meeting and the proposals can be found on the proxy card provided or in the statement. Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 331-5963.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (800) 331-5963. Please have this proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.

IMPORTANT NOTICE YOUR RESPONSE IS NEEDED

OPPENHEIMERFUNDS

6803 South Tucson Way, Centennial, Colorado 80112

June 21, 2013

Dear Shareholder:

On June 21, 2013 Joint Special Meetings of shareholders were held for 49 Oppenheimer Funds. At the meetings, shareholders were asked to vote on several important business initiatives to improve operating efficiencies, provide greater flexibility to respond to future investment opportunities, and to approve the Board of Trustees. The meeting was a success for many Funds; however several Funds will require additional shareholder support in order to gain approval.

The Meeting for the fund(s) noted on the enclosed proxy card(s) has been adjourned to August 2, 2013 to give you additional time to provide your voting instructions.

We apologize for the distraction of the proxy campaign, the numerous mailings sent to you and the calls you may have received in this regard, however, this is an extremely important initiative which requires shareholder approval.

Detailed information about the Joint Special Meeting and the proposals can be found on the proxy card provided or in the statement. Should you have any questions regarding the proposals, please call 1 (800) 331-5963 Ext. 7958.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (800) 331-5963. Please have this proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.

IMPORTANT NOTICE YOUR RESPONSE IS NEEDED

OPPENHEIMERFUNDS

6803 South Tucson Way, Centennial, Colorado 80112

June 21, 2013

Dear Shareholder:

On June 21, 2013 Joint Special Meetings of shareholders were held for 49 Oppenheimer Funds. At the meetings, shareholders were asked to vote on several important business initiatives to improve operating efficiencies, provide greater flexibility to respond to future investment opportunities, and to approve the Board of Trustees. The meeting was a success for many Funds; however several Funds will require additional shareholder support in order to gain approval.

The Meeting for the fund(s) noted on the enclosed proxy card(s) has been adjourned to August 2, 2013 to give you additional time to provide your voting instructions.

We apologize for the distraction of the proxy campaign, the numerous mailings sent to you and the calls you may have received in this regard, however, this is an extremely important initiative which requires shareholder approval.

Detailed information about the Joint Special Meeting and the proposals can be found on the proxy card provided or in the statement found at www.proxyonline.com. To log in you will need your control number found on the enclosed proxy card. Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 331-5963.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply dial toll-free 1 (800) 331-5963. Please have this proxy card available at the time of the call.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

Thank you in advance for your participation.